Exhibit 10.4

AMENDMENT TO

TERMINATION AND APPOINTMENT

LETTER AGREEMENT

THIS AMENDMENT TO TERMINATION AND APPOINTMENT LETTER AGREEMENT (this “Amendment”), dated as of October 17, 2023 (the “Effective Date”), is made by and between Vintage Wine Estates, Inc., a Nevada corporation (the “Company”) and Patrick Roney (“Roney”).

WHEREAS, the Company and Roney entered into the Termination and Appointment Letter Agreement (the “Agreement”) dated as of February 7, 2023;

WHEREAS, pursuant to the Agreement, Roney will receive a base salary of $250,000 per year, less applicable deductions and withholdings; and

WHEREAS, the Company and Roney desire to amend the terms of the Agreement relating to the payment of base compensation.

NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company and Roney agree as follows:

1. Amendment. Section 2(b) of the Agreement is hereby amended and restated in its entirety with the following:

“(b) Base Compensation. You will receive a base salary of $212,500 per year, less applicable deductions and withholdings, which will be paid in accordance with the Company’s regular payroll schedule. You agree that this salary is inclusive of any renumeration for your service on the Company’s Board.”

2. Effect of Amendment. Except as specifically amended herein, the terms of the Agreement shall remain in full force and effect.

3. Miscellaneous. This Amendment may be executed in counterparts and exchanged between the parties electronically, each of which shall be deemed an original and binding to the same extent as a handwritten signature, and together shall constitute one and the same agreement.

[Signature Page follows]

IN WITNESS WHEREOF, the Company and Roney have executed this Amendment as of the Effective Date.

VINTAGE WINE ESTATES, INC. PATRICK RONEY

By: /s/ Kristina Johnston By: /s/ Patrick Roney

Name: Kristina Johnston Name: Patrick Roney

Title: Chief Financial Officer Title: Executive Chairman

[Signature Page to Amendment to Termination and Appointment Letter Agreement]